Subsequent events	6 Months Ended
Jun. 30, 2024
Subsequent events.
Subsequent events

7. Subsequent Events

Consistent with the Company’s variable dividend policy, the Board of Directors declared a cash dividend on July 31, 2024, of $0.38 per common share for the quarter ended June 30, 2024. The cash dividend of approximately $15.9 million will be paid on September 13, 2024, to all shareholders of record on August 30, 2024.